Exhibit 99.2

KLA Corporation Prices Senior Notes Offering

MILPITAS, Calif., June 21, 2022/PRNewswire/ – KLA Corporation (“KLA”) (NASDAQ: KLAC) today announced it has entered into a firm commitment underwriting agreement on June 21, 2022 to sell $1,000,000,000 aggregate principal amount of its 4.650% Senior Notes due 2032 (the “2032 Notes”), $1,200,000,000 aggregate principal amount of its 4.950% Senior Notes due 2052 (the “2052 Notes”), and $800,000,000 aggregate principal amount of its 5.250% Senior Notes due 2062 (the “2062 Notes” and, together with the 2032 Notes and the 2052 Notes, the “Notes”) pursuant to KLA’s registration statement on Form S-3 (File No. 333-265497), including the base prospectus contained therein, filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and a related preliminary prospectus supplement. The offering is expected to settle on June 23, 2022, subject to customary closing conditions.

The 2032 Notes will bear interest at a rate of 4.650% per year, the 2052 Notes will bear interest at a rate of 4.950% per year, and the 2062 Notes will bear interest at a rate of 5.250% per year. Interest on each series of Notes will be payable semi-annually on January 15 and July 15 of each year, commencing on January 15, 2023.

KLA estimates that the net proceeds of the offering of Notes, after deducting underwriting discounts and other estimated offering expenses, will be approximately $2.96 billion. KLA expects to use a portion of the net proceeds from the Notes offering to fund KLA’s concurrent tender offer for its 4.650% Senior Notes due 2024. KLA intends to use the remainder of the net proceeds from the Notes offering, together with cash on hand and/or borrowings under its revolving credit facility, to repurchase $3.0 billion in shares of common stock pursuant to KLA’s share repurchase programs following the closing of the Notes offering.

BofA Securities, Inc., Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Scotia Capital (USA) Inc., Truist Securities, Inc. and Wells Fargo Securities, LLC are acting as joint book-running managers of the offering.

KLA has filed an effective registration statement (including a preliminary prospectus supplement and accompanying base prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the registration statement (including the preliminary prospectus supplement and accompanying base prospectus) for more complete information about KLA and this offering. You may obtain copies of these documents and, when available, the final prospectus supplement, free of charge by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from BofA Securities, Inc. at: 200 North College Street, NC1-004-03-43, Charlotte, North Carolina 28255-0001, Attn: Prospectus Department, Email: dg.prospectus_requests@bofa.com, Toll-Free: 1-800-294-1322, Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, New York 11717, Email: prospectus@citi.com, Toll-Free: 1-800-831-9146; and J.P. Morgan Securities LLC at: 383 Madison Avenue, New York, New York 10179, Attn: Investment Grade Syndicate Desk-3rd Floor, call collect at 1-212-834-4533.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of these securities, in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About KLA:

KLA develops industry-leading equipment and services that enable innovation throughout the electronics industry. We provide advanced process control and process-enabling solutions for manufacturing wafers and reticles, integrated circuits, packaging, printed circuit boards and flat panel displays. In close collaboration with leading customers across the globe, our expert teams of physicists, engineers, data scientists and problem-solvers design solutions that move the world forward.

Note Regarding Forward-Looking Statements:

Statements in this press release other than historical facts, such as statements regarding the Notes offering and the anticipated use of proceeds thereof, are forward-looking statements and subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: the impact of the COVID-19 pandemic on the global economy and on our business, financial condition and results of operations, including the supply chain constraints we are experiencing as a result of the pandemic; economic, political and social conditions in the countries in which we, our customers and our suppliers operate, including rising inflation and interest rates, Russia’s invasion of Ukraine and global trade policies; disruption to our manufacturing facilities or other operations, or the operations of our customers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; our ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; our ability to maintain our technology advantage and protect our proprietary rights; our ability to compete with new products introduced by our competitors; our ability to attract and retain key personnel; cybersecurity threats, cyber incidents affecting our and our service providers’ systems and networks and our ability to access critical information systems for daily business operations; liability to our customers under indemnification provisions if our products fail to operate properly or contain defects or our customers are sued by third parties due to our products; exposure to a highly concentrated customer base; availability and cost of the wide range of materials used in the production of our products; our ability to operate our business in accordance with our business plan; legal, regulatory and tax environments in which we perform our operations and conduct our business and our ability to comply with relevant laws and regulations; our ability to pay interest and repay the principal of our current indebtedness is dependent upon our ability to manage our business operations, our credit rating and the ongoing interest rate environment, among other factors; instability in the global credit and financial markets; our exposure to currency exchange rate fluctuations, or declining economic conditions in those countries where we conduct our business; changes in our effective tax rate resulting from changes in the tax rates imposed by jurisdictions where our profits are determined to be earned and taxed, expiration of tax holidays in certain jurisdictions, resolution of issues arising from tax audits with various authorities or changes in tax laws or the interpretation of such tax laws; and our ability to identify suitable acquisition targets and successfully integrate and manage acquired businesses. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this press release, please refer to KLA’s Annual Report on Form 10-K for the year ended June 30, 2021, and other subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). KLA assumes no obligation to, and does not currently intend to, update these forward-looking statements.

CONTACT: Investor Relations: Kevin Kessel, CFA, Vice President, Investor Relations, (408) 875-6627, kevin.kessel@kla.com; Media Relations: Randi Polanich, Vice President and Chief Communications Officer, (408) 875-6633, randi.polanich@kla.com